Debt - Future Minimum Payments of Principal (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Future minimum payments of principal and estimated payments of interest
2022	$ 0
2023	10,000
2024	17,143
2025	2,857
Total future payments	$ 30,000